                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 15, 1997




                          DLJ MORTGAGE ACCEPTANCE CORP.
                          -----------------------------
               (Exact name of Registrant as Specified in Charter)

Delaware                     333-39325                       13-3460894
(State or Other              (Commission                     (IRS Employer
Jurisdiction of             File Number)                    Identification No.)
Incorporation)


                277 Park Avenue, New York, New York         10172
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 892-3000
                                                           --------------

                                 Not Applicable
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     DLJ Mortgage Acceptance Corp., as depositor (the "Depositor") registered issuances of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-39325) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused First Greensboro Home Equity Loan Trust 1997-2 to issue $125,000,000 principal amount of Home Equity Loan Pass-Through Certificates, Series 1997-2 (the "Class A Certificates"), on December 15, 1997 (the "Closing Date").

     The Class A Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997 (the "Initial Cut-Off Date"), among the Depositor, First Greensboro Home Equity, Inc., as sponsor and master servicer, First Greensboro Capital Corporation, as seller, The Chase Manhattan Bank, as trustee (the "Trustee") and Ocwen Federal Bank FSB.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

     On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool of home equity loans (the "Initial Home Equity Loans"), (ii) amounts on deposit in a pre-funding account (the "Pre-Funding Account") and a capitalized interest account held by the Trustee; and (iii) the certificate insurance policy (the "Certificate Insurance Policy") issued by Financial Guaranty Assurance Inc. (the "Certificate Insurer"). On the Closing Date, cash in the amount of $7,545,057.48 (the "Pre-Funding Account Deposit") was deposited in the Pre-Funding Account in the name of the Trustee. The Pre-Funding Account Deposit was intended to be used for the purchase of additional home equity loans satisfying the criteria specified in the Pooling and Servicing Agreement and subject to the approval of the Certificate Insurer (the "Subsequent Home Equity Loans" and together with the Initial Home Equity Loans, the "Home Equity Loans") on or before January 31, 1998.

         The Trustee, on behalf of the Trust, and the Depositor entered into a Subsequent Transfer Agreement, dated December 30, 1997 (the "Subsequent Transfer Agreement"). Pursuant to the Subsequent Transfer Agreement, the Trust purchased $7,546,042.00 aggregate principal balance of Subsequent Home Equity Loans.

         The description of the Home Equity Loans in the Prospectus contained information only with respect to the Initial Home Equity Loans as of the Initial Cut-Off Date. This Current Report on Form 8-K is being filed to update the description of the Home Equity Loans contained in the Prospectus and to file copies of the Pooling and Servicing Agreement and the Certificate Insurance Policy.

         The following is a summary of certain terms of the Home Equity Loans, which includes the Subsequent Home Equity Loans. The information set forth below is presented with respect to the Initial Home Equity Loans as of the Initial Cut-Off Date and with respect to the Subsequent Home Equity Loans as of the later of (i) the date of origination of the Subsequent Home Equity Loan and (ii) December 1, 1997 (the "Subsequent Cut-Off-Date" and together with the Initial Cut-Off Date, the "Cut-Off Date"). The description of the Home Equity Loans below does not reflect any payments with respect to the Home Equity Loans received by the Master Servicer after the Cut-Off Date. The Home Equity Loans have the characteristics set forth below. Unless otherwise noted, all statistical percentages are measured by the aggregate principal balance of the Home Equity Loans as of the Cut-Off Date.

         The Home Equity Loans consist of 2,291 home equity loans, of which 2,207 are fixed rate home equity loans and 84 are adjustable rate home equity loans, evidenced by promissory notes (the "Notes") secured by first and second lien deeds of trust, security deeds or mortgages, which are located in 24 states. The aggregate outstanding Loan Balance of the fixed rate Home Equity Loans as of the Cutoff Date is $117,021,105.55 or 93.62% of the aggregate Loan Balance of the Home Equity Loans; the aggregate outstanding Loan Balance of the adjustable rate Home Equity Loans as of the Cutoff Date is $7,979,878.97 or 6.38% of the aggregate Loan Balance of the Home Equity Loans. The Properties securing the Home Equity Loans consist primarily of one-to-four family residential properties. All of the Home Equity Loans were originated or purchased on or after September 30, 1996. Home Equity Loans aggregating 94.70% of the aggregate Loan Balances of the Home Equity Loans as of the Cut-Off Date (the "Cut-Off Date Aggregate Loan Balance") are secured by first liens on the related properties, and the remaining Home Equity Loans are secured by second liens on the related properties. No Combined Loan-to-Value Ratio relating to any Home Equity Loan exceeded 95.00% as of the Cut-Off Date except for 92 loans with an aggregate Loan Balance of $1,863,748.83 (or 1.49% of the Cut-Off Date Aggregate Loan Balance of the Home Equity Loans), which had a Combined Loan-to-Value Ratio not greater than 100%.

         As of the Cut-Off Date, the average Loan Balance of the Home Equity Loans was $54,561.76.

The minimum and maximum Loan Balances of the Home Equity Loans as of the Cut-Off Date were $4,987.94 and $211,500.00, respectively. The weighted average Coupon Rate of the Home Equity Loans was 11.107%; the Coupon Rate of the Home Equity Loans ranged from 8.200% to 18.000%; the weighted average Combined Loan-to-Value Ratio of the Home Equity Loans was 78.03%; the weighted average remaining term to maturity of the Home Equity Loans was 281 months; the original terms to maturity of the Home Equity Loans ranged from 48 months to 360 months; and the remaining terms to maturity of the Home Equity Loans ranged from 46 months to 360 months. As of the Cut-Off Date, 94.70% of the aggregate Loan Balance of the Home Equity Loans were secured by first mortgages and 5.30% of the aggregate Loan Balance of the Home Equity Loans were secured by second mortgages. Home Equity Loans containing "balloon" payments represented not more than 2.28% of the aggregate Loan Balance of the Home Equity Loans. No Home Equity Loan will mature later than January 1, 2028. As of the Cut-Off Date, no Home Equity Loan was more than 30 days past due. However, investors in the Class A Certificates should be aware that 70.09% of the Home Equity Loans by Cut-Off Date Aggregate Loan Balance had a first monthly payment due on or after November 1, 1997 and it was not possible for such Home Equity Loans to be more than 30 days past due as of the Cut-Off Date.

         The adjustable rate Home Equity Loans bear interest rates relating to payments that on the first payment date after a period of 24 months (except for 3 loans with an aggregate Loan Balance of $216,000.00 that adjust six months following the first payment date and have an initial cap of 1.00% above the related initial Coupon Rate) following the related first payment date adjust based on the six-month London Interbank Offered Rate based on quotations of major banks as published in The Wall Street Journal. As of the Cut-off Date, the weighted average remaining period to the next interest rate adjustment date for the adjustable rate Home Equity Loans was approximately 22 months.

         Each adjustable rate Home Equity Loan has a semi-annual rate adjustment cap of 1.00% above the then current interest rate for such adjustable rate Home Equity Loan. In addition, each adjustable rate Home Equity Loan that has an initial payment adjustment date that is two years from its first payment date will have an initial rate adjustment cap of 3.00% above the related initial Coupon Rate (except for 1 loan with an aggregate Loan Balance of $52,000.00 that will have an initial rate adjustment cap of 1.00% above the related initial Coupon Rate). As of the Cut-off Date, the weighted average Coupon Rate of the adjustable rate Home Equity Loans was approximately 10.271% per annum. The adjustable rate Home Equity Loans had a weighted average gross margin as of the Cut-off Date of approximately 7.473%. The gross margin for the adjustable rate Home Equity Loans ranged from approximately 5.400% to 10.280%. The interest rates borne by the adjustable rate Home Equity Loans as of the Cut-off Date ranged from approximately 8.200% per annum to approximately 13.100% per annum. As of the Cut-off Date, the maximum rates at which interest may accrue on the adjustable rate Home Equity Loans (the "Maximum Rates") ranged from 14.200% per annum to 19.100% per annum. The adjustable rate Home Equity Loans had a weighted average Maximum Rate as of the Cut-off Date of approximately 16.271% per annum. As of the Cut-off Date, the minimum rates at which interest may accrue on the adjustable rate Home Equity Loans (the "Minimum Rates") ranged from approximately 8.200% per annum to approximately 13.100% per annum. As of the Cut-off Date, the weighted average Minimum Rate on the Home Equity Loans was approximately 10.271% per annum.

         The sum of the percentages on the following tables may not equal 100% due to rounding.

                      Geographic Distribution of Properties

         The geographic distribution of the Home Equity Loans by state, as of the Cut-Off Date, was as follows:


                                                                                               % of Cut-Off Date
                                       Number of              Cut-Off Date Aggregate                Aggregate
State                              Home Equity Loans               Loan Balance                   Loan Balance

-----                              -----------------               ------------                   ------------
North Carolina                             784                    $44,382,456.86                    35.51%
Virginia                                   487                     26,294,296.56                    21.04
Arkansas                                   249                     10,237,214.93                     8.19
Utah                                        91                      7,293,622.06                     5.83
South Carolina                             132                      7,022,390.23                     5.62
Georgia                                    109                      6,673,986.13                     5.34
Tennessee                                   85                      4,951,429.57                     3.96
Oklahoma                                    91                      3,823,891.78                     3.06
Missouri                                    53                      2,492,785.40                     1.99
Illinois                                    38                      1,959,496.90                     1.57
Florida                                     35                      1,789,295.69                     1.43
Idaho                                       17                      1,276,528.28                     1.02
Other (1)                                  120                      6,803,590.13                     5.44
                                           ---                   ---------------                     ----

Total:                                    2,291                  $125,000,984.52                   100.00%
                                          =====                  ===============                   =======
-----------

(1) Includes 12 other states (none of which have a concentration of Home Equity Loans in excess of 1.00% of the Cut-Off Date Aggregate Loan Balance).

                          Combined Loan-to-Value Ratios

         The original Combined Loan-to-Value ratios as of the origination dates of the Home Equity Loans as of the Cut-Off Date were distributed as follows:


                                                                                               % of Cut-Off Date
Range of                               Number of              Cut-Off Date Aggregate               Aggregate
Original CLTV's                    Home Equity Loans               Loan Balance                   Loan Balance
---------------                    -----------------               ------------                   ------------
15.01%    to   20.00%                        7                   $   109,039.87                      0.09%
20.01     to   25.00                         7                       130,057.17                      0.10
25.01     to   30.00                         9                       233,934.23                      0.19
30.01     to   35.00                        16                       421,721.54                      0.34
35.01     to   40.00                        21                       742,207.79                      0.59
40.01     to   45.00                        20                       630,428.17                      0.50
45.01     to   50.00                        39                     1,254,702.69                      1.00
50.01     to   55.00                        32                     1,311,222.20                      1.05
55.01     to   60.00                        47                     2,250,714.68                      1.80
60.01     to   65.00                        72                     3,160,603.91                      2.53
65.01     to   70.00                       167                     7,791,148.90                      6.23
70.01     to   75.00                       282                    14,743,726.63                     11.79
75.01     to   80.00                     1,005                    58,620,539.17                     46.90
80.01     to   85.00                       318                    23,054,863.65                     18.44
85.01     to   90.00                       111                     7,273,190.58                      5.82
90.01     to   95.00                        46                     1,409,134.51                      1.13
95.01     to  100.00                        92                     1,863,748.83                      1.49

                                         -----                  ---------------                     ------

Total:                                   2,291                  $125,000,984.52                    100.00%
                                         =====                  ===============                    =======

                                  Coupon Rates

         The Coupon Rates borne by the Notes relating to the Home Equity Loans as of the Cut-Off Date were distributed as follows as of the Cut-Off Date:

                                                                                           % of Cut-Off Date
      Range of                     Number of              Cut-Off Date Aggregate                Aggregate
    Coupon Rates               Home Equity Loans               Loan Balance                    Loan Balance
    ------------               -----------------               ------------                    ------------

  8.001     to   9.000                138                     $ 10,470,375.78                       8.38%
  9.001     to  10.000                530                       31,342,738.83                      25.07
 10.001     to  11.000                474                       30,155,087.55                      24.12
 11.001     to  12.000                419                       23,015,656.84                      18.41
 12.001     to  13.000                363                       17,343,762.32                      13.87
 13.001     to  14.000                171                        6,784,725.28                       5.43
 14.001     to  15.000                 93                        3,110,753.76                       2.49
 15.001     to  16.000                 73                        1,858,434.34                       1.49
 16.001     to  17.000                 23                          680,144.01                       0.54
 17.001     to  18.000                  7                          239,305.81                       0.19
                                     ----                   -----------------                     ------


Total:                               2,291                    $125,000,984.52                     100.00%
                                     =====                    ===============                     =======

                                  Loan Balances

         The distribution of the outstanding principal amounts of the Home Equity Loans as of the Cut-Off Date was as follows:



                                                                                            % of Cut-Off Date
                                       Number of           Cut-Off Date Aggregate              Aggregate
           Loan Balances           Home Equity Loans            Loan Balance                  Loan Balance
           -------------           -----------------            ------------                  ------------


          Up  to  $25,000.00             342                $    5,943,013.54                       4.75%
   25,000.01  to   50,000.00             781                    30,200,864.56                      24.16
   50,000.01  to   75,000.00             755                    45,903,390.52                      36.72
   75,000.01  to  100,000.00             237                    20,464,317.81                      16.37
  100,000.01  to  125,000.00             103                    11,490,021.02                       9.19
  125,000.01  to  150,000.00              46                     6,207,955.51                       4.97
  150,000.01  to  175,000.00              12                     1,921,077.42                       1.54
  175,000.01  to  200,000.00              12                     2,242,000.64                       1.79
  200,000.01  to  225,000.00               3                       628,343.50                       0.50
                                        -----                  ---------------                      ----

   Total:                               2,291                 $125,000,984.52                     100.00%
                                        =====                 ===============                    ========

                          Distribution by Original Term

         The distribution of the original term to maturity of the Home Equity Loans as of the Cut-Off Date was as follows:

                                                                                             % of Cut-Off Date
Original Months                        Number of              Cut-Off Date Aggregate               Aggregate
  to Maturity                     Home Equity Loans               Loan Balance                   Loan Balance
  -----------                     -----------------               ------------                   ------------
  1 to  60                               14                     $    502,117.10                       0.40%
 61 to 120                              104                        3,285,813.58                       2.63
121 to 180                              592                       22,879,207.44                      18.30
181 to 240                              393                       20,170,960.49                      16.14
241 to 300                              628                       36,929,321.95                      29.54
301 to 360                              560                       41,233,563.96                      32.99
                                        ---                       -------------                      -----

Total:                                2,291                     $125,000,984.52                     100.00%
                                      =====                     ===============                    ========


                    Distribution of Months Since Origination

         The distribution of the number of months since the date of origination of the Home Equity Loans as of the Cut-Off Date was as follows:

                                                                                            % of Cut-Off Date
Number of Months                   Number of              Cut-Off Date Aggregate                Aggregate
Since Origination             Home Equity Loans               Loan Balance                     Loan Balance

-----------------             -----------------               ------------                     ------------

Zero                                1,077                    $  59,779,246.95                      47.82%
1  to  2                              833                       47,198,534.03                      37.76
3  to  4                              341                       17,365,904.97                      13.89
5  to  6                               16                          267,133.45                       0.21
7  to  8                               15                          250,506.67                       0.20
9  to  10                               7                           96,664.11                       0.08
11 to  12                               1                           30,250.00                       0.02
13 to  14                               1                           12,744.34                       0.01
                                     ----                   -----------------                       ----

Total:                              2,291                     $125,000,984.52                     100.00%
                                    =====                     ===============                    ========

                   Distribution of Remaining Term to Maturity

         The distribution of the number of months remaining to maturity of the Home Equity Loans as of the Cut-Off Date was as follows:

                                                                                         % of Cut-Off Date
Months Remaining                   Number of                Cut-Off Date Aggregate             Aggregate
 to Maturity                   Home Equity Loans                Loan Balance                 Loan Balance
 -----------                   -----------------                ------------                 ------------

  1  to   60                           14                    $     502,117.10                       0.40%
 61  to  120                          104                        3,285,813.58                       2.63
121  to  180                          592                       22,879,207.44                      18.30
181  to  240                          393                       20,170,960.49                      16.14
241  to  300                          628                       36,929,321.95                      29.54
301  to  360                          560                       41,233,563.96                      32.99
                                      ---                       -------------                      -----

Total:                              2,291                     $125,000,984.52                     100.00%
                                    =====                     ===============                    =======



                                Occupancy Status

         The occupancy status of the Properties securing the Home Equity Loans as of the Cut-Off Date was as follows:


                                                                                            % of Cut-Off Date
                                   Number of              Cut-Off Date Aggregate                Aggregate
Occupancy Status               Home Equity Loans               Loan Balance                   Loan Balance
----------------               -----------------               ------------                   ------------

Owner Occupied                      2,214                     $121,123,330.54                      96.90%
Non Owner Occupied                     77                        3,877,653.98                       3.10
                                   ------                  ------------------                       ----

Total:                              2,291                     $125,000,984.52                     100.00%
                                    =====                     ===============                    =======


                          Distribution by Lien Position

         The lien position of the Home Equity Loans as of the Cut-Off Date was as follows:

                                                                                           % of Cut-Off Date
                                   Number of              Cut-Off Date Aggregate               Aggregate
Lien Position                  Home Equity Loans               Loan Balance                  Loan Balance
-------------                  -----------------               ------------                  ------------

First Lien                          2,001                     $118,370,775.50                      94.70%
Second Lien                           290                        6,630,209.02                       5.30
                                    -----                   -----------------                      -----

Total:                              2,291                     $125,000,984.52                     100.00%
                                    =====                     ===============                    =======

                       Distribution By Documentation Type

         The documentation types of the Home Equity Loans as of the Cut-Off Date was as follows:

                                                                                            % of Cut-Off Date
                                       Number of              Cut-Off Date Aggregate            Aggregate
Documentation Type                 Home Equity Loans               Loan Balance                 Loan Balance
------------------                 -----------------               ------------                 ------------

Full Documentation                      2,210                   $119,353,442.84                    95.48%
NIQ                                        66                      4,861,429.62                     3.89

Stated 1003                                15                        786,112.06                     0.63
                                        -----                   ---------------                   ------

Total:                                  2,291                   $125,000,984.52                   100.00%
                                        =====                   ===============                  =======


                          Distribution By Credit Grade

         The credit grade of the Home Equity Loans pursuant to the Sponsor's underwriting guidelines as of the Cut-Off Date was as follows:

                                                                                            % of Cut-Off Date
                                       Number of              Cut-Off Date Aggregate            Aggregate
Credit Grade                       Home Equity Loans               Loan Balance                Loan Balance
------------                       -----------------               ------------                ------------

A                                       1,149                  $  65,294,583.18                    52.24%
B                                         659                     37,885,459.14                    30.31
C                                         375                     17,972,803.59                    14.38
D                                         108                      3,848,138.61                     3.08
                                        -----                  ----------------                   ------

Total:                                  2,291                   $125,000,984.52                   100.00%
                                        =====                   ===============                   =======


       Distribution of Adjustable Rate Home Equity Loans By Gross Margins

         The gross margins of the adjustable rate Home Equity Loans as of the Cut-Off Date was as follows:

                                                                                           % of Cut-Off Date
                                    Number of              Cut-Off Date Aggregate             Aggregate
Gross Margins                   Home Equity Loans               Loan Balance                 Loan Balance
-------------                   -----------------               ------------                 ------------

  5.001%    to   5.500%                 2                        $   172,550.00                     2.16%
  5.501     to   6.000                  8                            781,000.00                     9.79
  6.001     to   6.500                  9                            781,558.16                     9.79
  6.501     to   7.000                  7                            584,606.38                     7.33
  7.001     to   7.500                 11                          1,011,606.89                    12.68
  7.501     to   8.000                 23                          2,283,829.83                    28.62
  8.001     to   8.500                 16                          1,461,846.67                    18.32
  8.501     to   9.000                  5                            656,358.84                     8.23
  9.001     to   9.500                  1                             99,522.20                     1.25

  9.501     to  10.000                  1                             35,000.00                     0.44
 10.001     to  10.500                  1                            112,000.00                     1.40
                                      ---                       ---------------                   ------

Total:                                 84                         $7,979,878.97                   100.00%
                                       ==                         =============                   =======

        Distribution of Adjustable Rate Home Equity Loans By Maximum Rate

         The Maximum Rates of the adjustable rate Home Equity Loans as of the Cut-Off Date was as follows:

                                                                                             % of Cut-Off Date
                                       Number of              Cut-Off Date Aggregate              Aggregate
Maximum Rate                       Home Equity Loans               Loan Balance                 Loan Balance
------------                       -----------------               ------------                 ------------

14.001    to 14.500                         1                   $     81,600.00                         1.02%
14.501    to 15.000                         6                        829,261.19                        10.39
15.001    to 15.500                         7                        538,577.26                         6.75
15.501    to 16.000                        18                      1,894,005.47                        23.73
16.001    to 16.500                        14                      1,208,656.31                        15.15
16.501    to 17.000                        21                      2,100,270.94                        26.32
17.001    to 17.500                         9                        795,052.80                         9.96
17.501    to 18.000                         4                        300,557.38                         3.77
18.001    to 18.500                         2                        153,147.62                         1.92
18.501    to 19.000                         1                         35,000.00                         0.44
19.001    to 19.500                         1                         43,750.00                         0.55
                                          ---                      ------------                       ------


Total:                                     84                     $7,979,878.97                       100.00%
                                           ==                     =============                       =======



        Distribution of Adjustable Rate Home Equity Loans By Minimum Rate

         The Minimum Rates of the adjustable rate Home Equity Loans as of the Cut-Off Date was as follows:

                                                                                              % of Cut-Off Date
                                       Number of              Cut-Off Date Aggregate                Aggregate

Minimum Rate                       Home Equity Loans               Loan Balance                   Loan Balance
------------                       -----------------               ------------                   ------------

 8.001     to  8.500                          1                  $    81,600.00                          1.02%
 8.501     to  9.000                          6                      829,261.19                         10.39
 9.001     to  9.500                          7                      538,577.26                          6.75
 9.501     to 10.000                         18                    1,894,005.47                         23.73
10.001     to 10.500                         14                    1,208,656.31                         15.15
10.501     to 11.000                         21                    2,100,270.94                         26.32
11.001     to 11.500                          9                      795,052.80                          9.96
11.501     to 12.000                          4                      300,557.38                          3.77
12.001     to 12.500                          2                      153,147.62                          1.92
12.501     to 13.000                          1                       35,000.00                          0.44
13.001     to 13.500                          1                       43,750.00                          0.55
                                            ---                    ------------                        ------


Total:                                       84                   $7,979,878.97                        100.00%
                                             ==                   =============                        =======

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

              Exhibit No.

                  4.1      Pooling and Servicing Agreement

                  99.1     Certificate Insurance Policy

                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DLJ MORTGAGE ACCEPTANCE CORP.

                                                    (Registrant)


                                    By:   /s/ Paul Najarian
                                         ------------------------
                                         Name:  Paul Najarian
                                         Title:   Vice President

Date:  December 23, 1997

                                  EXHIBIT INDEX

                                                                   Sequentially
Exhibit Number           Description                              Numbered Page
--------------           -----------                              -------------


      4.1                Pooling and Servicing Agreement

      99.1               Certificate Insurance Policy